Subsequent Event	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Subsequent Event [Abstract]
SUBSEQUENT EVENT

19.    SUBSEQUENT EVENT

Equity Line of Credit

On August 16, 2022, the Company entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) and related registration rights agreement (the “CFPI Registration Rights Agreement”) with CF Principal Investments LLC (“CFPI”). Pursuant to the Common Stock Purchase Agreement, the Company, has the right to sell to CFPI up to the lesser of (i) 25,000,000 shares of Class A common stock and (ii) the Exchange Cap (as defined in the Common Stock Purchase Agreement), subject to certain limitations and conditions set forth in the Common Stock Purchase Agreement. As of November 14, 2022, the Company’s Registration Statement on Form S-1 registering the resale of the ELOC Shares had not yet been declared effective. If declared effective and certain other conditions are met permitting the Commencement (as defined in the Common Stock Purchase Agreement) of the offering, the Company expects to utilize proceeds from the ELOC for working capital and other general corporate purposes.

After the Commencement, the Company will have the right from time to time at its sole discretion until the first day of the month next following the 36-month period from and after the Commencement, to direct CFPI to purchase up to a specified maximum amount of shares of Class A common stock as set forth in the Common Stock Purchase Agreement by delivering written notice to CFPI prior to the commencement of trading on any trading day. The Company will control the timing and amount of any sales of the Class A common stock to CFPI. Actual sales of shares to CFPI under the Common Stock Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, and the trading price of the Common Stock.

The purchase price of the shares that the Company elects to sell to CFPI pursuant to the Common Stock Purchase Agreement will be the volume weighted average price of the Common Stock during the applicable purchase date on which the Company has timely delivered written notice to CFPI directing it to purchase the shares under the Common Stock Purchase Agreement. The Company will receive 97% of the volume weighted average price of the Common Stock so sold.

In connection with the execution of the Common Stock Purchase Agreement, the Company issued CFPI 250,000 shares (the “Commitment Shares”) as consideration for its irrevocable commitment to purchase the shares upon the terms and subject to the satisfaction of the conditions set forth in the Common Stock Purchase Agreement. Pursuant to a separate side letter agreement between the Company and CFPI, the Company and CFPI have agreed that if the net proceeds with respect to Commitment Shares either sold by CFPI by the 121st day after Commencement, subject to an extension under certain circumstances (the “True-Up Date”), or held by CFPI on the True-Up Date (based on the closing price of the Class A common stock on the Nasdaq Global Market on the trading day immediately prior to the True-Up Date), in the aggregate, are less than $1.0 million, the Company will pay to CFPI the difference between $1.0 million and the applicable net proceeds. Alternatively, in the event that such net proceeds exceed $1.0 million, CFPI will pay to the Company the difference between the applicable net proceeds and $1.0 million.

18.    SUBSEQUENT EVENTS

The Company has evaluated subsequent events through March 9, 2022, the date the consolidated financial statements were issued.

In January 2022, the Company entered into a new office lease agreement for office space in Tokyo, Japan. The lease commenced on January 1, 2022 and will expire on December 31, 2023.